SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 19, 2002


                            WILMINGTON REXFORD, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-28879                98-0348508
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)         Identification No.)



            5919 - 3RD STREET, S.E., CALGARY, ALBERTA, CANADA T2H 1K3
               (Address of principal executive offices) (Zip Code)


                                 (403) 252-7766
               Registrant's telephone number, including area code




                             E-TREND NETWORKS, INC.
          (Former name or former address, if changed since last report)







Exhibit index on consecutive page 2

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Effective February 19, 2002, the registrant has changed its name to "Wilmington Rexford, Inc." The new CUSIP number for the common stock is 971793 10 4, and the new symbol for the shares on the OTC Bulletin Board is "WREX".

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable.

         (b)      Pro forma financial information:  Not applicable

         (c)      Exhibits

      REGULATION
      S-K NUMBER                           DOCUMENT

         3.1           Certificate of Amendment of Certificate of Incorporation

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WILMINGTON REXFORD, INC.


February 19, 2002                      By: /s/ ROBERT G. TAYLOR
                                          -------------------------------------
                                          Robert G. Taylor, President

                                   EXHIBIT 3.1

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             E-TREND NETWORKS, INC.


E-Trend Networks, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of incorporation of said corporation, declaring said amendment to be advisable and submitting it to the stockholders of the Corporation for adoption. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Article I thereof so that, as amended, said Article shall be and read as follows:

                                        ARTICLE I
                                          Name

                 The name of the Corporation is Wilmington Rexford, Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, stockholders holding the necessary number of shares as required by statute signed a written consent approving and adopting the amendment in accordance with Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:  That said amendment shall be effective as of February 19, 2002.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by Robert G. Taylor, its President, and Sean L. Krause, its Secretary, on January 24, 2002.

ATTEST:


/s/ SEAN L. KRAUSE                     /s/ ROBERT G. TAYLOR
-----------------------------          ----------------------------------------
Sean L. Krause, Secretary              Robert G. Taylor, President